EXHIBIT 32.3

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Link Plus Corporation (the "Company") on Form 10-KSB for the year ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patricia E. Jones, Secretary/Treasurer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ PATRICIA E. JONES
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Patricia E. Jones, Secretary/Treasurer